OTHER RECEIVABLES AND PREPAYMENTS	12 Months Ended
Dec. 31, 2021
Disclosure of Other Receivables and Prepayments [Abstract]
OTHER RECEIVABLES AND PREPAYMENTS
9	OTHER RECEIVABLES AND PREPAYMENTS

	2021	2020
	US$’000	US$’000
Current:
Deposits	809	291
Prepayments	2,051	3,471
Voyages in progress	15,076	9,126
Loan receivables	613	1,229
Due from joint ventures	6	1
Other receivables	3,869	4,630
	22,424	18,748
Included in assets of a disposal group held for sale (Note 38)	-	(7)
	22,424	18,741
Non-current:
Prepayments	380	-

	22,804	18,741

On 26 May 2020, the Group entered into a loan agreement with third party with respect to the sale of vessel Inyala. The loan receivable of US$1,229,000 as at 31 December 2020 accrues interest at LIBOR plus 3.5% per annum. The principal amount of US$600,000 and accrued interest was received on the 7 June 2021. The maturity date for the balance of the receivable of $613,000 as at 31 December 2021 was extended for a further 6 months to 4 June 2022. Any principal amount not received by 31 December 2021, shall attract an additional 2% per annum over and above the rate of interest.

For purpose of impairment assessment, other receivables and loan receivables are considered to have low credit risk as they are not due for payment at the end of the reporting period and there has been no significant increase in the risk of default on the receivables since initial recognition. Accordingly, for the purpose of impairment assessment for these receivables, the loss allowance is measured at an amount equal to 12-month ECL. In determining the ECL, management has taken into account the historical default experience and the financial position of the counterparties, adjusted for factors that are specific to the debtors and general economic conditions of the industry in which the debtors operate. No provision for loss allowance was made during 2021 and 2020.